Exhibit 99.1

FULL CIRCLE CAPITAL CORPORATION REMINDS STOCKHOLDERS OF THE VOTING DEADLINE

GREENWICH, CONNECTICUT – October 28, 2016 – As previously announced, a special meeting of the stockholders of Full Circle Capital Corporation (“Full Circle”, NASDAQ: FULL) will be held at 9:00 a.m. Eastern Time on Monday, October 31, 2016, to consider and vote on a proposal to approve the merger (the "Merger") of Full Circle with and into Great Elm Capital Corp. ("GECC").

Full Circle urges holders of its common stock as of the record date to submit a proxy by mail: sign, date, by submitting a proxy by telephone: submit a proxy by calling (800) 690-6903, or by submitting a proxy via the Internet at www.proxyvote.com. All shares of Full Circle common stock represented by properly executed proxy cards received before or at the special meeting will be voted at the special meeting in the manner specified in those proxy cards, unless the proxy has been revoked.

Full Circle urges its stockholders to read the definitive prospectus filed by GECC with the SEC on September 28, 2016, which also constitutes a proxy statement of Full Circle, as most recently supplemented by material filed by GECC with the Securities and Exchange Commission (the "SEC") subsequent to September 28, 2016 including the supplement filed on October 28, 2016 (the "Supplement"). The Supplement provides important information about Avanti Communications Group plc, whose debt securities represent the largest position in the initial portfolio of GECC.

About Full Circle Capital Corporation

Full Circle Capital Corporation (www.fccapital.com) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. For additional information visit Full Circle’s website www.fccapital.com.

About MAST Capital Management

Founded in 2002, MAST Capital Management, LLC ("MAST") is an SEC-registered investment adviser that specializes in event-driven and credit investments, focusing predominantly on middle market opportunities. Currently, MAST manages and sub-advises approximately $1.0 billion for sophisticated institutional and family office investors globally. The Boston-based firm is employee-owned with a minority stake held by Dyal Capital Partners, a subsidiary of Neuberger Berman.

About Great Elm Capital Group, Inc.

Great Elm Capital Group, Inc. ("Great Elm") is a NASDAQ listed holding company headquartered in Boston, Massachusetts.  Additional information about Great Elm is available on its website at www.greatelmcap.com.

Important Information for Investors and Stockholders

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the transactions referred to in this material, GECC has filed a registration statement on Form N-14 with the SEC containing a proxy statement of Full Circle that also constitutes a prospectus of GECC. The registration statement was declared effective by the SEC on September 27, 2016 and Full Circle mailed a definitive proxy statement/prospectus to stockholders of Full Circle on or about

September 28, 2016. This material is not a substitute for the proxy statement/prospectus or registration statement to which it pertains or for any other document that GECC or Full Circle may file with the SEC and send to Full Circle’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by GECC or Full Circle through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Full Circle are available free of charge on Full Circle’s website at ir.fccapital.com or by contacting Full Circle at 203-900-2100.

Full Circle, MAST and Great Elm and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Full Circle is contained in its proxy statement for its special meeting of stockholders, which was filed with the SEC on September 28, 2016. Information about the members, managers, officers and employees of MAST that may be engaged in the solicitations is contained in the proxy statement/prospectus that was filed with the SEC on September 28, 2016 and was mailed to Full Circle’s stockholders on or about September 28, 2016. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in any proxy statement, prospectus and other relevant materials filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger and the business of the combined company including statements regarding the expected timetable for completing the merger, benefits of the transaction, statements regarding the combined company, its investment plans, policies and expected results and any other statements regarding Full Circle’s, MAST’s, Great Elm’s and the combined company’s expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transactions; the risk that a condition to closing the proposed transactions may not be satisfied; the failure to receive, on a timely basis or otherwise, the required approvals by Full Circle and Full Circle’s stockholders, governmental or regulatory agencies and third parties; the combined company’s ability to achieve the synergies, recurring net investment income and value creation contemplated by the proposed transactions; uncertainty as to whether the combined company will be able to perform as well as funds managed by MAST; uncertainty as to the integration, prospects, distributions and investment performance of the combined company; the ability of each company to retain its senior executives and maintain relationships with business partners pending consummation of the merger; the impact of legislative, regulatory and competitive changes; and the diversion of management time on transaction-related issues. There can be no assurance that the merger will in fact be consummated. Additional information concerning these and other factors can be found in GECC’s registration statement and proxy/prospectus as well as in the Company’s and Great Elm’s respective filings with the SEC, including Great Elm’s (filed as Unwired Planet’s) April 2016 proxy statement. Each of the Company, MAST, Great Elm and GECC assume no obligation to, and expressly disclaim any duty to, update any forward-looking statements contained in this document or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Full Circle Company Contact:	Full Circle IR Contacts:
Gregg J. Felton, President and Chief Executive Officer	Garrett Edson/Brad Cohen
Michael J. Sell, Chief Financial Officer, Treasurer and Secretary	ICR, LLC
Full Circle Capital Corporation	(203) 682-8200
(203) 900-2100
info@fccapital.com

MAST Capital/Great Elm Capital Group, Inc. Contact:

Meaghan K. Mahoney, Partner

MAST Capital Management, LLC

(617) 375-3000

investorrelations@mastcapllc.com

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